                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                                /s/ Patrick G. Ryan
                                           ------------------------------------
                                                    Patrick G. Ryan

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                          /s/ Franklin A. Cole
                                     ------------------------------------------
                                              Franklin A. Cole

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                              /s/ Edgar D. Jannotta
                                         --------------------------------------
                                                  Edgar D. Jannotta

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                             /s/ Lester B. Knight
                                           ------------------------------------
                                                 Lester B. Knight

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                                  /s/ Perry J. Lewis
                                               --------------------------------
                                                      Perry J. Lewis

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                              /s/ Andrew J. McKenna
                                         -----------------------------------
                                                  Andrew J. McKenna

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                              /s/ Richard C. Notebaert
                                       --------------------------------------
                                                  Richard C. Notebaert

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                             /s/ Michael D. O'Halleran
                                        --------------------------------------
                                                 Michael D. O'Halleran

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                           /s/ Donald S. Perkins
                                      ----------------------------------------
                                               Donald S. Perkins

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                             /s/ John W. Rogers, Jr.
                                       ------------------------------------
                                                 John W. Rogers, Jr.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                              /s/ George A. Schaefer
                                        -----------------------------------
                                                  George A. Schaefer

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                                  /s/ Raymond I. Skilling
                                             -----------------------------------
                                                      Raymond I. Skilling

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                                   /s/ Fred L. Turner
                                             -----------------------------------
                                                       Fred L. Turner

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                               /s/ Arnold R. Weber
                                          -------------------------------------
                                                   Arnold R. Weber

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them individually, with full power to act without the others, as the undersigned's true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or Form S-4 relating to the registration by Aon Corporation of up to 2,000,000 shares of Aon Corporation common stock, $1.00 per value per share in connection with the acquisition of all of the outstanding capital stock of First Extended, Inc.. and any and all amendments and supplements thereto ( including pre-effective and post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has signed his name effective as of July 19, 2001.


                                            /s/ Carolyn Y. Woo
                                       ----------------------------------------
                                                Carolyn Y. Woo